Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

(formerly ASTON FUNDS)

AMG River Road Select Value Fund

(formerly ASTON/River Road Select Value Fund)

Supplement dated June 16, 2017 to the

Prospectus and Statement of Additional Information, each dated February 27, 2017

The following information supplements and supersedes any information to the contrary in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of AMG River Road Select Value Fund (the “Fund”), a series of AMG Funds IV, dated as noted above.

Effective as of the close of business on June 30, 2017, the Fund’s name will change from AMG River Road Select Value Fund to AMG River Road Small-Mid Cap Value Fund. All references to AMG River Road Select Value Fund in the Prospectus and SAI will be replaced with AMG River Road Small-Mid Cap Value Fund.

In addition, effective as of the close of business on June 30, 2017, the Prospectus will be revised as follows:

With respect to the sub-section “Principal Investment Strategies” in the section “Summary of the Funds – AMG River Road Select Value Fund,” the first sentence of the first paragraph will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that the subadviser believes are undervalued.

The sub-section “Additional Information About the Fund’s Principal Investment Strategies” in the section under “Additional Information About the Funds – AMG River Road Select Value Fund” will be revised as follows:

The first sentence of the first paragraph will be deleted.

The following will be added as the last paragraph:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that the subadviser believes are undervalued. The Fund has adopted a non-fundamental policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 under the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE